AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
AG LEGACY PLUS
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

SUPPLEMENT DATED JULY 21, 2010
TO POLICY PROSPECTUS, AS SUPPLEMENTED

          American General Life Insurance Company (the "Company") is amending its variable universal life insurance Policy prospectus (the "Policies") for the purpose of providing you with information regarding the proposed merger (the "Merger") of the Vista Fund (the "Merged Fund") into the Multi-Cap Growth Fund ("Successor Fund"), both of which are a series of Putnam Variable Trust (the "Trust").  The Merged Fund is an investment option in your Policy.

          The Company has received notification that the Board of Trustees of the Trust has approved the Merger.  The Merger is expected to become effective on or around September 24, 2010, but no later than December 31, 2010 ("Closing Date").

          On the Closing Date, the Successor Fund will become available as an investment option under the Policies.

          After 3:00 p.m. Central Time ("CT") on the Closing Date, all Policy accumulation values in the subaccounts supported by the Merged Fund investment option will be automatically transferred into the Successor Fund investment option.  Only the underlying Portfolio will change, not the investment option itself.

          At any time before 3:00 p.m. CT on the business day prior to the Closing Date, you may transfer your Policy accumulation value in the Merged Fund investment option to any of the other variable investment options available under your Policy.  Please review your fund prospectuses for information about the other variable investment options.  For additional fund prospectus copies, please contact our Administrative Center at the telephone number shown below.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or new premium allocations into or out of the Merged Fund's investment option after 3:00 p.m. CT on the business day prior to the Closing Date, such transaction will be held until after 3:00 p.m. CT on the Closing Date, when we will execute such transaction.  Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Closing Date.

          For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Merged Fund's investment option.

          If you have any questions, please contact our Variable Universal Life Insurance Administrative Center at 1-800-340-2765.